PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

















                                                   AMENDED JANUARY 1, 2000


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                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
                                 January 1, 1988

     1. PURPOSE. The Plan is designed to provide a method of deferring payment to non-employee Directors of their fees and annual retainers, as fixed from time to time by the Board of Directors, until termination of their services on the Board.

     2. PLAN PERIODS. The first Plan Period shall commence upon the election of Directors at the 1987 Annual Stockholders' Meeting and terminate upon the election of Directors at the 1988 Annual Stockholders' Meeting. Subsequent Plan Periods shall relate to successive similar periods between Annual Stockholders Meetings.

     3. ADMINISTRATION. The Plan shall be administered by a Committee consisting of the Chief Executive Officer of the Company and two other officers appointed by him. The Committee shall have the power to interpret the Plan and, subject to its provisions, to make all determinations necessary or desirable for the Plan's administration.

     4. PARTICIPATION.

          (a) An individual who serves as a Director and is not otherwise employed by the Company or any of its subsidiaries shall be eligible to participate in the Plan if he elects to have payment of his annual retainer, his fees or his annual retainer and fees in respect of a Plan Period deferred as provided herein.

          (b) The election shall be made by written notice on Schedule A to the Plan filed with the Company's Secretary prior to the first day of such Plan Period or, in the case of a Director who first becomes eligible during a Plan Period, not later than 30 days after he first becomes eligible. Each such election shall be irrevocable.

     5. DEFERRED COMPENSATION ACCOUNTS.

          (a) An account shall be established for each eligible, electing Director (a "Participant") which shall be designated as his Deferred Compensation Account. If a Participant elects to have payment deferred of his annual retainer, the amount of the annual retainer payable to him with respect to a

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               Plan Period shall be credited, in four equal installments on or about the last day of June, September, December and March in the Plan Period to which such retainer relates, to his Deferred Compensation Account, subject to the provisions of Section 5(c). If a Participant elects to have payment deferred of his fees, the amount of each fee payable to him for attendance at a meeting during a Plan Period shall be credited to his Deferred Compensation Account on or about the first business day following such meeting. The Company shall not be required to segregate any amounts credited to the Deferred Compensation Accounts, which shall be established merely as an accounting convenience. Amounts credited to the Deferred Compensation Accounts shall at all times remain solely the property of the Company subject to the claims of its general creditors and available for the Company's use for whatever purpose desired.

          (b) Earnings Credits on Assets in the Account - Each Director may direct investment of his or her Account among the fund or funds selected by the Committee from time to time and included in Schedule C of the Plan which shall serve as a means of measuring the increase or decrease of Director's Account (the "Investment Funds"). The Committee may, in its discretion, add or discontinue any Investment Fund available under the Plan. The Committee shall provide each affected Director with the opportunity, without limiting or otherwise impairing any other right of such Director regarding changes in investment directions, to redirect the allocation of his or her Account invested in any discontinued Investment Fund among the other Investment Funds available under the Plan, including any replacement investment vehicle (in the manner established by the Committee) in multiples of one percent; provided, however, that the Committee shall not be obligated to effectuate any such investment direction. In the case of a Director who fails to provide a designation of Investment Funds, such Director shall be deemed to have designated 100 percent of his or her Account to be invested in the Investment Fund that

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               determines income accrual with reference to the prime commercial lending rate of the Chase Manhattan Bank.

               Except with respect to an investment election related to (A) an election made within 30 days of January 1, 2000 and (B) any Investment Fund which is discontinued during a Plan Year, each of which shall be effective immediately, a Participant's investment election may be changed annually and will be effective from January 1 of the Plan Year next following receipt of the Employee's investment election form.

               Each Participant's Account shall be credited with a rate of return on the last day of March, June, September and December equal to the rate of return experienced by the Investment Fund selected by the Participant for the same period. The fair market value of each Investment Fund shall be determined by the Committee and shall represent the fair market value of all securities and other property held by the Investment Fund.

          (c) If, prior to the end of a Plan Period, a Participant becomes an employee of the Company or one of its subsidiaries or dies or ceases for any reason to be a Director, or if the effective date of participation by a Participant for any Plan Period shall be other than the first day thereof, he will be entitled to be credited with that proportion of the annual retainer for the full Plan Period which the number of days of his participation in the Plan during such Plan Period bears to the total number of days in such Plan Period.

     6. PAYMENT.

          (a) Following termination of a Participant's service on the Board, the Company shall distribute his Deferred Compensation Account.

          (b) By written notice on Schedule A to the Plan filed with the Company's Secretary, a Participant may elect to have distribution of his Deferred Compensation Account commence either (l) within thirty (30) days after the date he ceases to be a Director of the Company, or, in the alternative, (2) in the month of January of any calendar year following termination of

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               the Participant's service on the Board, but not later than the month of January following the Participant's 71st birthday, unless the Participant is still a Director at such time, in which case distribution shall commence within thirty (30) days after the date he ceases to be a Director. Any such election, or any change in such election (by such subsequent written notice to the Secretary of the Company), shall apply only to future deferrals. In the event no election is made as to the commencement of distribution, such distribution shall commence within 30 days after the date the Participant ceases to be a Director of the Company. The actual date that distribution shall commence shall be a date within the appropriate period determined by the Committee in its sole discretion.

          (c) By written notice on Schedule A to the Plan filed with the Company's Secretary, a Participant may elect to receive the distribution of his Deferred Compensation Account in the form of
               (l) one lump-sum payment, or (2) monthly distributions over a period selected by the Participant of up to ten years. Any such election, or any change in such election (by such subsequent written notice to the Secretary of the Company), shall apply only to future deferrals. In the event a lump-sum payment is made under the Plan, the amount then standing to the Participant's credit in his Deferred Compensation Account, including interest at the rate provided in Section 5(b) to the date of distribution, shall be paid to the Participant on the date determined under
               Section 6(b). In the case of a distribution over a period of years, the Company shall pay to the Participant, commencing on the date determined under Section 6(b), monthly installments from the amount then standing to his credit in his Deferred Compensation Account, including interest on the unpaid balance at the rate provided in Section 5(b) to the date of distribution. The amount of each installment shall be determined by dividing the then unpaid balance, plus accrued interest, in the Participant's Deferred Compensation Account by the number of installments remaining to be paid. If a

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               Participant does not make an election as to the manner of
               distribution of his Deferred Compensation Account, such distribution shall be made in the form of monthly installments paid over a five-year period. Notwithstanding the above, a Participant may at any time elect, by written notice to the Secretary of the Company, to have the monthly payments scheduled to be made to him within a tax year paid to him in one installment within such year.

          (d) In the event of a Participant's death, the balance of the Participant's Deferred Compensation Account shall be distributed to the Participant's Beneficiary(ies) in annual installments over a period of not more than five years, in accordance with his election on Schedule B to the Plan filed with the Secretary of the Company. Any change in the period over which such payments are made shall only apply to future deferrals. Such distribution shall be made in a manner consistent with Section 6(c) of the Plan and shall commence within 30 days after the Participant's death, on a date within said month to be determined by the Committee in its sole discretion. Additional annual payments for distributions made over a period of more than one year shall be made on the yearly anniversaries of such date. In the event of a Participant's death after distribution of this Deferred Compensation Account has commenced, any election under this
               Section 6(d) shall not extend the time of payment of his Deferred Compensation Account beyond the time when distribution would have been completed if he had lived. A Participant may change Beneficiary designations by filing a subsequent Schedule B with the Secretary of the Company. If a Participant does not make an election as to the manner of distribution of his Deferred Compensation Account in the event of his death, any such distribution shall be made as a lump-sum payment to his estate within 30 days after the Participant's death.

          (e) Notwithstanding any other provision of the Plan, if the Committee shall determine in its sole discretion that the time of payment of a Participant's


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               Deferred Compensation Account should be advanced because of protracted illness or other undue hardship, then the Committee may advance the time or times of payment (whether before or after the Retirement Date) only if the Committee determines that an emergency beyond the control of the Participant exists and which would cause such Participant severe financial hardship if the payment of such benefits were not approved. Any such distribution for hardship shall be limited to the amount needed to meet such emergency. A Participant who receives a hardship distribution may not reenter the Plan for twelve months after the date of such distribution. Any distribution for hardship under this Section 6(e) shall commence within thirty days after the Committee determines to make such hardship distribution.

          (f) Notwithstanding any other provision of the Plan if the Committee shall determine in its sole discretion that the time of payment of a Participant's Deferred Compensation Account should be advanced because it is important to terminate such Account in the interest of the Company, then the Committee may advance the time or times of payment whether before or after the Retirement Date).

     7. ASSIGNMENT. No benefit under the Plan shall in any manner or to any extent be assigned, alienated, or transferred by any Participant or Beneficiary or subject to attachment, garnishment or other legal process.

     8. TERMINATION AND AMENDMENT.

          (a) The Board may terminate the Plan at any time so that no further amounts shall be credited to Deferred Compensation Accounts or may, from time to time, amend the Plan, without the consent of Participants or Beneficiaries; provided, however, that no such amendment or termination shall impair any rights, including rights to income credits pursuant to Section 5(b) hereof, which have accrued under the Plan without the consent of the Participant or Beneficiary, or the legal representative of such person, so affected.

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          (b)  Notwithstanding any other provision of this Plan, upon the occurrence of a Change in Control (as defined below), the income credit calculated pursuant to Section 5(b) hereof may not be reduced below the prime commercial lending rate described therein.

               For purposes of this Plan, "Change in Control" shall mean the occurrence of any of the following events:

                    (i) any "person" (within the meaning of Section 13(d) of the
               Securities Exchange Act of 1934, as amended from time to time (the "Act")) is or becomes the beneficial owner within the meaning of Rule 13d-3 under the Act (a "Beneficial Owner"), directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such person any securities acquired directly from the Corporation or its affiliates) representing 25% or more of the combined voting power of the Corporation's then outstanding securities, excluding any person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph (iii) below; or

                    (ii) the following individuals cease for any reason to
               constitute a majority of the number of directors then serving: individuals who, on December 15, 1998, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board of Directors or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 15, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

                    (iii) there is consummated a merger or consolidation of the
               Corporation or any direct or indirect wholly owned subsidiary of the Corporation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, at least 75% of the combined voting power of the securities of the Corporation or such

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               surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or

                    (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

               Notwithstanding the foregoing subparagraphs (i), (ii), (iii) and
               (iv), a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.


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                                                                    SCHEDULE A

                   DEFERRED COMPENSATION PLAN FOR DIRECTORS OF
            PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (THE "PLAN")

              Elections in Connection with Deferral of Compensation

Section 1 Election as to Compensation to be Deferred

     Note: THIS SECTION IS TO BE USED TO MAKE OR TO CHANGE AN ELECTION UNDER
           SECTION 4 OF THE PLAN. ANY CHANGE IN ELECTION WILL ONLY APPLY TO
           SUBSEQUENT PLAN PERIODS.                           ----

     I hereby elect to defer, in accordance with the provisions of the Plan:

         __________   (a)  My retainer.

         __________   (b)  My fees.

         __________   (c)  My retainer and my fees.

Section 2. Election as to Commencement of Distribution From Account

     Note: THIS SECTION IS TO BE USED (A) WHEN FIRST BECOMING A DIRECTOR
           COVERED BY THE PLAN AND (B) PRIOR TO EACH ANNUAL MEETING IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.
                ----
     I hereby elect, in accordance with the provisions of the Plan, to have distribution from my Account commence:

         __________   (a) Within thirty (30) days after I cease to be a director of the Company.

         __________   (b) In the month of January after I cease to be a director of the Company.

         __________   (c) In the month of January, _________, (which is not
                          later than the January following my 71st birthday), unless I am a director of the Company at such time, in which case within 30 days after I cease to be a director of the Company.

                                                Participant's Initials__________
                                                                  Date__________


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                                                                   SCHEDULE A-2

Section 3. Election as to the Timing of the Distribution

     Note: THIS SECTION IS TO BE USED (A) WHEN FIRST BECOMING A DIRECTOR COVERED
           BY THE PLAN AND (B) PRIOR TO EACH ANNUAL MEETING IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY
           TO FUTURE DEFERRALS.                                      ----

     I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid:

         __________   (a) In one lump sum.

         __________   (b) In monthly installments over a period of _____ years.

Date:__________



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Witness                                     Participant's Signature


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                                                                   SCHEDULE B

                   DEFERRED COMPENSATION PLAN FOR DIRECTORS OF
            PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (THE "PLAN")

Section 1.  Election as to Method of Distribution in Case of Death

     In case of my death, I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Deferred Compensation Account paid over a period of _________ year(s) to my Beneficiary(ies) designated in Section 2 hereof.

Section 2.  Designation of Beneficiary(ies)

     In the event of my death, I hereby designate the following individuals, fiduciaries or other entities, in their own right or in their representative capacity, in the proportions and in the priority of interest designated, to be the beneficiaries of any benefits owing to me, under the Plan.

     PRIMARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder. If any one or more of the primary beneficiaries designated hereunder shall predecease me, such beneficiary's share(s) shall be divided equally among the remaining primary beneficiaries.

                                  PROPORTIONATE
    NAME AND PRESENT               INTEREST OF               RELATIONSHIP
   ADDRESS OF PRIMARY                PRIMARY                      TO
    BENEFICIARY(IES)            BENEFICIARY(IES)              PARTICIPANT

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                                             Participant's Initials__________
                                                               Date__________


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                                                                 SCHEDULE B-2

     SECONDARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder only if all of my Primary Beneficiaries have predeceased me. If all Primary Beneficiaries have predeceased me and if any one or more of the Secondary Beneficiaries designated hereunder shall predecease me, such Secondary Beneficiary's share(s) shall be divided equally among the Secondary Beneficiaries.

                                         PROPORTIONATE
     NAME AND PRESENT                     INTEREST OF            RELATIONSHIP
   ADDRESS OF SECONDARY                    SECONDARY                  TO
     BENEFICIARY(IES)                   BENEFICIARY(IES)           PARTICIPANT

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     ESTATE - In the event I have declined to designate a Beneficiary hereunder or if all of the Beneficiaries that I have designated predecease me, then all benefits payable under the Plan shall be payable to my Estate.


Date:__________



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Witness                                     Participant's Signature